Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT TO

AMENDED & RESTATED REAL ESTATE SALE AGREEMENT

THIS FIRST AMENDMENT TO REAL ESTATE SALE AGREEMENT (this “Amendment”) is made as of the 13th day of February, 2015, by and between the parties listed on Schedule 1A attached hereto (each, a “Seller” and collectively, “Sellers”), American Realty Capital Hospitality Portfolio Member LP, a Delaware limited partnership (successor by conversion to American Realty Capital Hospitality Portfolio Member, LLC, “Original Purchaser”), and each of the purchasers listed on Schedule 1B attached hereto (together with Original Purchaser, individually or collectively as the context may require, “Purchaser”).

RECITALS

A. WHEREAS, Sellers and Purchaser entered into that certain Amended & Restated Real Estate Sale Agreement dated as of November 11, 2014 (the “Sale Agreement”), which Sale Agreement amended and restated that certain original Real Estate Sale Agreement dated as of May 23, 2014 between Seller and Original Purchaser; capitalized terms used but not defined in this Amendment have the meanings ascribed thereto in the Sale Agreement;

B. WHEREAS, Sellers and Purchaser entered into that certain Letter Agreement Regarding Financial Statements dated as of September 18, 2014 (the “Letter Agreement”);

C. WHEREAS, Sellers and Purchaser now desire to amend the Sale Agreement and the Letter Agreement in accordance with the terms set forth in this Amendment.

NOW, THEREFORE, in consideration of the above Recitals, the mutual covenants and agreements herein set forth and the benefits to be derived therefrom, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Sellers agree as follows:

1. PURCHASE PRICE. Clauses (ii) and (iii) of Section 2 of the Sales Agreement are hereby amended to reflect Purchaser’s and Sellers’ agreement that at Closing Sellers shall receive $347,298,021.00 in Class A Units in First Pool Purchaser Holdco and $99,799,180.00 in Class A Units in Second Pool Purchaser Holdco.

2. CLOSING DATE. Section 4.1 of the Sale Agreement is hereby deleted in its entirety and replaced with the following:

“4.1. Closing Date. The closing of the transaction (that is, the payment of the Purchase Price pursuant to a so-called “New York style” closing, the transfer of title to the Property, and the satisfaction of all other terms and conditions of this Agreement with respect to the Property) (the “Closing”) shall occur through escrow at 4:00 p.m. (New York time) on February 27, 2015, or at such later date as the Closing may be adjourned or extended in accordance with the express terms of this Agreement (the “Closing Date”) at the New York, New York office of Goodwin Procter LLP, or such other place as Sellers and Purchaser shall agree in writing. Notwithstanding anything herein to the contrary, (A) Sellers and Purchaser hereby agree that in order to facilitate the closing of certain defeasance transactions necessary to consummate the acquisition of the Property, (i) all documents necessary to effectuate the Closing shall be executed and in escrow no later than 5:00 p.m. (New York time) on the date that is two (2) Business Days prior to the Closing Date (provided, however, that if a party unintentionally fails to execute and deliver any such documents into escrow on such date but such documents are executed and delivered into escrow on or prior to the Closing Date, then such failure shall not be a default hereunder), and (ii) Purchaser shall fund the balance of the Cash Consideration and any other amounts necessary to effectuate the Closing into escrow no later than 11:00 a.m. (New York time) on the date that is one (1) Business Day prior to the Closing Date (provided that the Closing Statement has been delivered by the Sellers in accordance with Section 4.2.9 and Section 4.4), and (B) in no event shall the Closing Date be adjourned or extended to a date later than February 27, 2015 without the consent of Sellers. For the avoidance of doubt, the provisions of Section 7.1 and 7.2 shall apply if the Closing does not occur on or prior to any then-scheduled Closing Date and such date is not properly and timely extended in accordance with the terms hereof. Sellers may elect, by written notice to Purchaser and without the consent of Purchaser, to defer the Closing pursuant to Sellers’ rights set forth in Section 3.1.3, Section 7.1.1, Section 7.1.2, and Section 7.3.”

3. CLOSING PRORATIONS AND ADJUSTMENTS. The first sentence of Section 4.4 of the Sale Agreement is hereby amended by replacing the words “three (3) Business Days” with the words “four (4) Business Days”.

4. TRANSACTION COSTS. Section 4.5 of the Sale Agreement is hereby deleted in its entirety and replaced with the following:

“4.5. Transaction Costs. Purchaser shall pay, or reimburse Sellers for, as applicable, (i) all of the premiums for the Owner’s Policies and any extended coverages thereunder or endorsements thereto and all title search, survey, and closing fees and costs with respect thereto (including, without limitation any Updated Surveys or Updated Title Commitments), in each case, obtained by Purchaser, (ii) all recording charges for instruments of conveyance, (iii) all mortgage taxes, documentary stamps or similar charges imposed on any financing obtained by Purchaser in connection with the transactions contemplated hereby, (iv) all costs and expenses of the Debt Assumption (including, without limitation, (a) any costs, fees or charges of the lender(s) of the Assumed Debt from time to time (as applicable, the “Lender”), (b) mortgage taxes, documentary stamp or similar charges, and (c) any assumption fee, rating agency fees, servicer fees or attorneys’ fees for the rating agencies and the servicer), regardless of whether the Debt Assumption is actually consummated (for the avoidance of doubt, Purchaser shall not be responsible for any costs or expenses incurred by Sellers in connection with the Debt Assumption, whether or not the Debt Assumption is consummated), (v) all costs and expenses of obtaining new Franchise Agreements for each Hotel Asset, including any franchise application fees, attorneys’ fees of the applicable franchisors and any property improvement plan costs (the “Replacement Franchise Agreements”), whether or not the same are actually obtained, (vi) all costs of third-party reports ordered by Purchaser and the costs of obtaining reliance by Purchaser on any third party-reports obtained by Sellers or Lender in connection with the Assumed

Debt, regardless of whether the Debt Assumption is consummated, (vii) all costs of Purchaser’s broker, if any, (viii) one-half (1/2) of any transfer taxes, documentary stamps, bulk sales tax or similar charges imposed upon the transfer of the Real Properties or Personal Property, (ix) one-half (1/2) of Escrowee’s escrow fees, and (x) one-half (1/2) of the fees of KPMG LLP incurred in connection with the preparation of state transfer tax documentation. Each Seller shall pay (a) one-half (1/2) of any transfer taxes, documentary stamps, bulk sales tax or similar charges imposed upon the transfer of its Real Properties or Personal Property, (b) its Pro Rata Share of one-half (1/2) of Escrowee’s escrow fees, (d) any breakage or spread maintenance costs under any debt encumbering its Hotel Assets, (e) all of the costs and expenses incurred by the ground lessor (“Ground Lessor”) in granting its consent to the Ground Lease Assignment (the “Ground Lessor Consents”) of such Seller’s Ground Lease(s) and any costs or expenses associated with any fee, concession or modification of any of the Ground Leases required by the Ground Lessor thereunder as a condition to granting its consent up to a maximum of $25,000.00 per Ground Lease (it being understood that Purchaser shall not be obligated to pay any excess), (f) all costs of Seller’s broker, if any, and (g) one-half (1/2) of the fees of KPMG LLP incurred in connection with the preparation of state transfer tax documentation. Sellers and Purchaser shall, however, be responsible for the fees of their respective attorneys and Purchaser shall be responsible for all costs related to its due diligence and inspection of the Property. This Section 4.5 shall survive the Closing and any termination of this Agreement.”

5. IMMEDIATE REPAIRS. Section 12.9 of the Sale Agreement is hereby deleted in its entirety and replaced with the following:

“12.9. Immediate Repairs. Sellers shall fully repair or remediate the conditions necessitating immediate repairs or remediation, as applicable, at the Hotel Assets described in Exhibits A-15 (Fairfield Inn & Suites Atlanta Vinings, GA), A-25 (Hampton Inn Chattanooga, TN), A-49 (Holiday Inn Charleston, SC), and A-51 (Homewood Suites Boston Peabody, MA), and shall bring the affected rooms and public spaces at such Hotel Assets back in service prior to Closing, provided that Purchaser’s inspector shall have the right to inspect any required work, and Seller shall provide Purchaser with reasonable evidence of expenditures for such required work no later than December 15, 2014. For the avoidance of doubt, the expenditures required to remediate the conditions at the Hotel Asset described in Exhibit A-49 (Holiday Inn Charleston, SC) shall not be included in the capital expenditures required pursuant to Sections 12.1.1 through 12.1.4. Sellers and Purchaser hereby agree that as of February __, 2015, each of the Hotel Assets listed in the first sentence of this Section 12.9 has been fully remediated for purposes of this Section 12.9 and that Sellers have complied in full with their obligations under this Section 12.9, other than Sellers’ obligation to replace the make-up air unit at the Hotel Asset described in Exhibit A-51 (Homewood Suites Boston Peabody, MA), which work cannot be completed prior to Closing due to snow cover and for which Sellers hereby agree to provide Purchaser with a credit against the Purchase Price of Twenty-Five Thousand and No/100ths Dollars ($25,000.00), and Sellers have no remaining obligation to make any other repairs or perform any remediation to such Hotel Assets pursuant to this Section 12.9 so long as Sellers provide Purchaser with such credit.”

6. HOTEL TAXES. Purchaser is not assuming any liability for hotel occupancy, sales or use taxes with respect to the operation of any Hotel Asset for periods prior to the Closing Date.

7. LETTER AGREEMENT. Section 2 of the Letter Agreement is hereby deleted in its entirety and replaced with the following:

“a. prepare and provide to the Recipient Parties (i) unaudited condensed consolidated balance sheets of Grace and its subsidiaries as of March 31, 2014 and December 31, 2013 (“QE1”), the related unaudited condensed consolidated statements of operations and comprehensive loss and cash flows for the three-month periods ended March 31, 2014 and 2013, and the unaudited condensed consolidated statement of changes in equity for the three-month period ended March 31, 2014, (ii) unaudited condensed combined consolidated balance sheets of Grace and WNT and, in each case, consolidated with their respective subsidiaries as of June 30, 2014 and December 31, 2013 (“QE2”), the related unaudited condensed combined consolidated statements of operations and comprehensive loss for the three- and six-month periods ended June 30, 2014 and 2013, and the unaudited condensed combined consolidated statement of changes in equity for the six-month period ended June 30, 2014 and the unaudited condensed combined consolidated statements of cash flows for the six-month periods ended June 30, 2014 and 2013, (iii) unaudited condensed combined consolidated balance sheets of Grace and WNT and, in each case, consolidated with their respective subsidiaries as of September 30, 2014 and December 31, 2013 (“QE3”), the related unaudited condensed combined consolidated statements of operations and comprehensive loss for the three- and nine-month periods ended September 30, 2014 and 2013, and the unaudited condensed combined consolidated statement of changes in equity for the nine-month period ended September 30, 2014 and the unaudited condensed combined consolidated statements of cash flows for the nine-month periods ended September 30, 2014 and 2013, (QE1, QE2 and QE3 collectively the “Quarterly Financials”), and (iv) the audited combined consolidated balance sheets of Grace and WNT and, in each case, consolidated with their respective subsidiaries as of December 31, 2014 and December 31, 2013 and the related audited combined consolidated statements of operations and comprehensive loss, changes in equity, and cash flows for each of the three years in the period ended December 31, 2014 (such financial statements, collectively, the “2014 Annual Financials”), in the case of each of (i) through (iv), in the manner required by Item 9.01(a) of Form 8-K of the SEC;

b. consent to the incorporation (whether directly or by incorporation by reference by reference) of the Quarterly Financials and/or the 2014 Annual Financials in any subsequent Form 8-Ks filed by ARCH with the SEC or in any amendment of the June 2 8-K, and such subsequent Form 8-Ks or the Registration Statement (collectively, the “SEC Filings”);

c. request that E&Y consent to the incorporation by reference of E&Y’s report with respect to the Quarterly Financials and/or the 2014 Annual Financials in the Registration Statement and any amendment to the Registration Statement; and

d. provide ARCH with any new information that has come into the possession of the Providing Parties after the applicable date of the Quarterly Financials and/or the 2014 Annual Financials that the Providing Parties believe would make the disclosures therein, as applicable, materially misleading or materially inaccurate.”

8. MISCELLANEOUS.

8.1 Continued Force and Effect. Purchaser and Sellers hereby ratify and confirm that all of the terms and provisions of the Sale Agreement are and shall remain in full force and effect without change except as otherwise expressly and specifically modified by this Amendment.

8.2 Governing Law. This Amendment shall be governed and interpreted in accordance with the laws of the State of New York.

8.3 Signatures. Handwritten signatures to this Amendment transmitted by telecopy or electronic transmission (for example, through use of a Portable Document Format or “PDF” file) shall be valid and effective to bind the party so signing. Each party agrees to promptly deliver to the other party an executed original of this Amendment with its actual signature, but a failure to do so shall not affect the enforceability of this Amendment, it being expressly agreed that each party to this Amendment shall be bound by its own telecopied or electronically transmitted handwritten signature and shall accept the telecopied or electronically transmitted handwritten signature of the other parties to this Amendment.

8.4 Counterpart Signatures. This Amendment may be signed in any number of counterparts each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, Sellers and Purchaser have executed and delivered this Amendment as of the day and year first above written.

SELLERS:

W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company

By:	WNT Mezz I, LLC, a Delaware limited liability company, its Managing Member

By:	/s/ Todd P. Giannoble
Name: Todd P. Giannoble
Title: President & Manager

W2007 EQUITY INNS REALTY, L.P., a Delaware limited partnership

By:	W2007 Equity Inns Realty Gen-Par, LLC, a Delaware limited liability company, its General Partner

By:	/s/ Todd P. Giannoble
Name: Todd P. Giannoble
Title: President & Manager

W2007 EQI DALTON PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI Financing Corporation VI, a Tennessee corporation, its General Partner

By:	/s/ Todd P. Giannoble
Name: Todd P. Giannoble
Title: President & Manager

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W2007 EQI HOUSTON PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI FL Corporation, a Tennessee corporation, its General Partner

By:	/s/ Todd P. Giannoble
Name: Todd P. Giannoble
Title: President & Manager

W2007 EQI CARLSBAD PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI Carlsbad Corporation, a Tennessee corporation, its General Partner

By:	/s/ Todd P. Giannoble
Name: Todd P. Giannoble
Title: President & Manager

W2007 EQI HI AUSTIN PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI HI Austin Corporation, a Tennessee corporation, its General Partner

By:	/s/ Todd P. Giannoble
Name: Todd P. Giannoble
Title: President & Manager

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W2007 EQI NAPERVILLE PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI Naperville Corporation, a Tennessee corporation, its General Partner

By:	/s/ Todd P. Giannoble
Name: Todd P. Giannoble
Title: President & Manager

W2007 EQI COLLEGE STATION PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI College Station Corporation, a Tennessee corporation, its General Partner

By:	/s/ Todd P. Giannoble
Name: Todd P. Giannoble
Title: President & Manager

W2007 EQI EAST LANSING PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI FL Corporation, a Tennessee corporation, its General Partner

By:	/s/ Todd P. Giannoble
Name: Todd P. Giannoble
Title: President & Manager

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W2007 EQI INDIANAPOLIS PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI Indianapolis Corporation, a Tennessee corporation, its General Partner

By:	/s/ Todd P. Giannoble
Name: Todd P. Giannoble
Title: President & Manager

W2007 EQI KNOXVILLE PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI Knoxville Corporation, a Tennessee corporation, its General Partner

By:	/s/ Todd P. Giannoble
Name: Todd P. Giannoble
Title: President & Manager

W2007 EQI MILFORD CORPORATION, a Tennessee corporation

By:	W2007 EQI Milford Corporation, a Tennessee corporation, its General Partner

By:	/s/ Todd P. Giannoble
Name: Todd P. Giannoble
Title: President & Manager

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W2007 EQI ORLANDO 2 PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI FL Corporation, a Tennessee corporation, its General Partner

By:	/s/ Todd P. Giannoble
Name: Todd P. Giannoble
Title: President & Manager

W2007 EQI URBANA PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI FL Corporation, a Tennessee corporation, its General Partner

By:	/s/ Todd P. Giannoble
Name: Todd P. Giannoble
Title: President & Manager

W2007 EQI RIO RANCHO PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI FL Corporation, a Tennessee corporation, its General Partner

By:	/s/ Todd P. Giannoble
Name: Todd P. Giannoble
Title: President & Manager

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W2007 EQI LOUISVILLE PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI Financing Corporation VI, a Tennessee corporation, its General Partner

By:	/s/ Todd P. Giannoble
Name: Todd P. Giannoble
Title: President & Manager

W2007 EQI AUGUSTA PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI FL Corporation, a Tennessee corporation, its General Partner

By:	/s/ Todd P. Giannoble
Name: Todd P. Giannoble
Title: President & Manager

W2007 EQI ORLANDO PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI Orlando Corporation, a Tennessee corporation, its General Partner

By:	/s/ Todd P. Giannoble
Name: Todd P. Giannoble
Title: President & Manager

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W2007 EQI SEATTLE PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI FL Corporation, a Tennessee corporation, its General Partner

By:	/s/ Todd P. Giannoble
Name: Todd P. Giannoble
Title: President & Manager

W2007 EQI JACKSONVILLE PARTNERSHIP I, L.P., a Tennessee limited partnership

By:	W2007 EQI Financing Corporation VI, a Tennessee corporation, its General Partner

By:	/s/ Todd P. Giannoble
Name: Todd P. Giannoble
Title: President & Manager

W2007 EQI ASHEVILLE PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI Financing Corporation VI, a Tennessee corporation, its General Partner

By:	/s/ Todd P. Giannoble
Name: Todd P. Giannoble
Title: President & Manager

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W2007 EQI SAVANNAH 2 PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI FL Corporation, a Tennessee corporation, its General Partner

By:	/s/ Todd P. Giannoble
Name: Todd P. Giannoble
Title: President & Manager

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PURCHASER:

American Realty Capital Hospitality Portfolio Member, LP, a Delaware partnership

By: American Realty Capital Hospitality Portfolio
Member GP LLC, its general partner

By:	American Realty Capital Hospitality Operating Partnership, L.P., its sole member

By: American Realty Capital Hospitality Trust, Inc., its general partner

	By:	/s/ Jonathan Mehlman
	Name:	Jonathan Mehlman
	Title:	President & Chief Executive Officer

ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company

By:	/s/ Jonathan Mehlman
Name: Jonathan Mehlman
Title: President & Chief Executive Officer

ARC Hospitality Portfolio I BHGL Owner, LLC, a Delaware limited liability company

By:	/s/ Jonathan Mehlman
Name: Jonathan Mehlman
Title: President & Chief Executive Officer

ARC Hospitality Portfolio I PXGL Owner, LLC, a Delaware limited liability company

By:	/s/ Jonathan Mehlman
Name: Jonathan Mehlman
Title: President & Chief Executive Officer

ARC Hospitality Portfolio I GBGL Owner, LLC, a Delaware limited liability company

By:	/s/ Jonathan Mehlman
Name: Jonathan Mehlman
Title: President & Chief Executive Officer

ARC Hospitality Portfolio I NFGL Owner, LLC, a Delaware limited liability company

By:	/s/ Jonathan Mehlman
Name: Jonathan Mehlman
Title: President & Chief Executive Officer

ARC Hospitality Portfolio I MBGL 1000 Owner, LLC, a Delaware limited liability company

By:	/s/ Jonathan Mehlman
Name: Jonathan Mehlman
Title: President & Chief Executive Officer

ARC Hospitality Portfolio I MBGL 950 Owner, LLC, a Delaware limited liability company

By:	/s/ Jonathan Mehlman
Name: Jonathan Mehlman
Title: President & Chief Executive Officer

ARC Hospitality Portfolio I NTC Owner, LP, a Delaware limited partnership
By: ARC Hospitality Portfolio I NTC Owner GP, LLC, its general partner

By:	/s/ Jonathan Mehlman
Name: Jonathan Mehlman
Title: President & Chief Executive Officer

ARC Hospitality Portfolio I DLGL Owner, LP, a Delaware limited partnership

By: ARC Hospitality Portfolio I NTC Owner GP, LLC, its general partner

By:	/s/ Jonathan Mehlman
Name: Jonathan Mehlman
Title: President & Chief Executive Officer

ARC Hospitality Portfolio I SAGL Owner, LP, a Delaware limited partnership
By: ARC Hospitality Portfolio I NTC Owner GP, LLC, its general partner

By:	/s/ Jonathan Mehlman
Name: Jonathan Mehlman
Title: President & Chief Executive Officer

ARC Hospitality Portfolio II Owner, LLC, a Delaware limited liability company

By:	/s/ Jonathan Mehlman
Name: Jonathan Mehlman
Title: President & Chief Executive Officer

ARC Hospitality Portfolio II NTC Owner, LP, a Delaware limited partnership
By: ARC Hospitality Portfolio II NTC Owner GP, LLC, its general partner

By:	/s/ Jonathan Mehlman
Name: Jonathan Mehlman
Title: President & Chief Executive Officer